UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08238

MORGAN STANLEY INDIA INVESTMENT FUND, INC..
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2010

Date of reporting period:	June 30, 2010

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley India Investment Fund, Inc. (IIF)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Semi-Annual Report

June 30, 2010

Morgan Stanley India Investment Fund, Inc.

June 30, 2010 (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2010, the Morgan Stanley India Investment Fund, Inc. (the “Fund”) had total returns of 4.34%, based on net asset value, and -1.99% based on market value per share (including reinvestment of distributions), compared to its benchmark, the U.S. dollar adjusted Bombay Stock Exchange (BSE) 100 Index (the “Index”), which returned 2.50% . On June 30, 2010, the closing price of the Fund’s shares on the New York Stock Exchange was $22.16, representing a 10.5% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•                  The Fund’s NAV outperformed the Index over the six months ended June 30, 2010. Overall, sector allocation was the primary contributor to relative returns, though bottom-up stock selection also contributed to performance.

•                  From a top-down perspective, the Fund’s relative overweight exposure to the consumer staples, health care and consumer discretionary sectors together with an underweight bias to the materials and telecommunications services sectors supported the Fund’s performance. This was partially offset by the negative impact of the Fund’s underweight position in the financials sector.

•                  From a bottom-up perspective, stock selections in financials, materials and industrials were positive contributors, while stock selection in consumer staples and energy stocks detracted from returns.

Management Strategies

•                  The Indian equity market, as measured by the MSCI India Index, continued to outperform emerging markets, as measured by the MSCI Emerging Markets Index, in the first half of calendar year 2010 by a healthy margin of over 8 percentage points. Unlike earlier episodes of risk aversion, when Indian markets suffered disproportionately more than global emerging markets as a whole, we find this performance encouraging. There was not a large exodus of capital even when global equity markets went through a nervous phase due to the European sovereign debt crisis.

•                  Domestically, some large positive factors have been at play. After receiving a strong electoral mandate in May 2009, the Government has kickstarted an infrastructure investment program and has pressed ahead with policy reforms encompassing divestment, deregulation and higher private sector participation. Although the fiscal deficit remains higher than that of global peers, India’s high nominal growth rate and domestic ownership of debt are some of the redeeming factors. The Indian financial system remained relatively unaffected in the global crisis and now as economic indicators pick up and business confidence returns, credit creation is gathering steam. We believe this bodes well for private capital expenditure and infrastructure spending in the country. However, India’s high current account deficit and persistently high headline inflation remain our key worries.

•                  From a portfolio standpoint, we continue to remain overweight consumer-related sectors and health care while being underweight global cyclicals like materials and energy. We remain underweight telecommunications, where we think domestic competitive pressures and regulatory headwinds have put pressure on business fundamentals.

Sincerely,

Randy Takian

President and Principal Executive Officer	July 2010

Morgan Stanley India Investment Fund, Inc.

June 30, 2010 (unaudited)

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser’s expense. (The Adviser and Sub-Adviser together are referred to as the “Adviser” and the advisory, sub-advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2009, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was below its peer group average for the three-year period but better than its peer group average for the one- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that while the Fund’s management fee was higher than its peer group average, the total expense ratio was lower than its peer group average. After discussion, the Board concluded that: (i) the Fund’s performance was competitive with its peer group average, (ii) the Fund’s management fee, although higher than its peer group average, was acceptable given the quality and nature of services provided, and (iii) the Fund’s total expense ratio was competitive with its peer group average.

Morgan Stanley India Investment Fund, Inc.

June 30, 2010 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

Morgan Stanley India Investment Fund, Inc.

June 30, 2010 (unaudited)

Investment Advisory Agreement Approval (cont’d)

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley India Investment Fund, Inc.

June 30, 2010 (unaudited)

Portfolio of Investments

		Value
	Shares	(000)
COMMON STOCKS (94.0%)
Auto Components (0.0%)
Apollo Tyres Ltd. (a)	18,750	$26

Automobiles (2.8%)
Bajaj Auto Ltd.	235,000	12,475
Hero Honda Motors Ltd.	65,281	2,862
Patheja Forgings & Auto Parts Manufactures Ltd. (a)(b)(c)	450,000	—
		15,337
Chemicals (1.5%)
Akzo Nobel India Ltd. (a)	25,000	408
Asian Paints Ltd.	118,258	5,822
Coromandel International Ltd.	206,500	2,068
		8,298
Commercial Banks (18.4%)
Bank of Baroda (b)	429,893	6,469
HDFC Bank Ltd.	1,064,569	43,809
ICICI Bank Ltd.	658,100	12,068
IndusInd Bank Ltd.	3,434,700	15,060
Punjab National Bank Ltd. (b)	181,000	4,333
State Bank of India	103,190	5,083
State Bank of India GDR	42,856	4,248
Yes Bank Ltd.	1,837,132	10,516
		101,586
Construction & Engineering (5.4%)
Gammon India Ltd.	2,160,800	10,015
Hindustan Construction Co.	2,207,700	5,586
Larsen & Toubro Ltd.	374,540	14,526
		30,127
Containers & Packaging (1.1%)
Ess Dee Aluminium Ltd.	549,519	6,075

Diversified Financial Services (1.8%)
Rural Electrification Corp. Ltd.	1,494,977	9,737

Electric Utilities (5.2%)
KSK Energy Ventures Ltd. (a)	2,948,000	10,729
NHPC Ltd. (a)	5,401,620	3,637
Reliance Infrastructure Ltd.	321,000	8,211
Torrent Power Ltd.	838,000	5,943
		28,520
Electrical Equipment (2.4%)
Bharat Heavy Electricals Ltd.	251,628	13,254

Food Products (5.1%)
KS Oils Ltd.	4,394,323	5,494
McLeod Russel India Ltd.	1,828,000	7,809
Nestle India Ltd.	160,884	9,944
Shree Renuka Sugars Ltd.	3,474,325	5,024
		28,271
Gas Utilities (0.9%)
Gujarat State Petronet Ltd.	2,155,800	4,714

Independent Power Producers & Energy Traders (1.8%)
GMR Infrastructure Ltd. (a)	6,218,800	7,861
Jaiprakash Power Ventures Ltd.	1,470,400	2,164
		10,025
Information Technology Services (7.8%)
Infosys Technologies Ltd.	453,621	27,109
Tata Consultancy Services Ltd.	638,761	10,242
Wipro Ltd.	738,513	6,065
		43,416
Machinery (8.1%)
AIA Engineering Ltd.	453,152	3,702
Ashok Leyland Ltd.	6,598,784	8,938
Tata Motors Ltd.	1,804,378	30,019
Thermax Ltd.	140,315	2,252
		44,911
Media (6.0%)
Deccan Chronicle Holdings Ltd.	4,252,924	11,187
Sun TV Network Ltd.	2,320,840	21,730
		32,917
Metals & Mining (5.4%)
Hindalco Industries Ltd.	3,680,450	11,310
Hindustan Zinc Ltd.	452,360	9,340
Usha Martin Ltd.	5,223,700	9,333
		29,983
Oil, Gas & Consumable Fuels (5.9%)
Reliance Industries Ltd.	1,408,010	32,807

Pharmaceuticals (9.6%)
Aurobindo Pharma Ltd.	452,755	8,821
Dr. Reddy’s Laboratories Ltd.	832,907	25,794
Glenmark Pharmaceuticals Ltd.	2,576,100	14,868
Ranbaxy Laboratories Ltd. (a)	372,333	3,664
		53,147

6	The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2010 (unaudited)

Portfolio of Investments (cont’d)

		Value
	Shares	(000)
Real Estate Management and Development (0.9%)
Phoenix Mills Ltd.	1,112,831	$5,177

Tobacco (3.9%)
ITC Ltd.	3,323,200	21,701
TOTAL COMMON STOCKS (Cost $444,214)		520,029
SHORT-TERM INVESTMENT (0.8%)
Investment Company (0.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (d) (Cost $4,171)	4,170,918	4,171
TOTAL INVESTMENTS (94.8%) (Cost $448,385) (e)		524,200
Other Assets In Excess Of Liabilities (5.2%)		28,903
Net Assets (100.0%)		$553,103

(a)	Non-income producing security.
(b)

At June 30, 2010, the Fund held $10,802,000 of fair valued securities, representing less than 0.05% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Directors.

(c)	Security has been deemed illiquid at June 30, 2010.
(d)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(e)

The approximate market value and percentage of total investments, $515,781,000 and 98.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

GDR	Global Depositary Receipt

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2010. (See Note A-5 to the financial statements for further information regarding fair value measurement.)

		Level 2
		Other	Level 3
	Level 1	significant	Significant
	Quoted	observable	unobservable
	prices	inputs	inputs		Total
Investment Type	(000)	(000)	(000)		(000)
Common Stocks
Auto Components	$—	$26	$—		$26
Automobiles	—	15,337	—	**	15,337
Chemicals	—	8,298	—		8,298
Commercial Banks	4,248	86,536	10,802		101,586
Construction & Engineering	—	30,127	—		30,127
Containers & Packaging	—	6,075	—		6,075
Diversified Financial Services	—	9,737	—		9,737
Electric Utilities	—	28,520	—		28,520
Electrical Equipment	—	13,254	—		13,254
Food Products	—	28,271	—		28,271
Gas Utilities	—	4,714	—		4,714
Independent Power Producers & Energy Traders	—	10,025	—		10,025
Information Technology Services	—	43,416	—		43,416
Machinery	—	44,911	—		44,911
Media	—	32,917	—		32,917
Metals & Mining	—	29,983	—		29,983
Oil, Gas & Consumable Fuels	—	32,807	—		32,807
Pharmaceuticals	—	53,147	—		53,147
Real Estate Management and Development	—	5,177	—		5,177
Tobacco	—	21,701	—		21,701
Total Common Stocks	4,248	504,979	10,802	**	520,029

The accompanying notes are an integral part of the financial statements.	7

Morgan Stanley India Investment Fund, Inc.

June 30, 2010 (unaudited)

Portfolio of Investments (cont’d)

		Level 2
		Other	Level 3
	Level 1	significant	Significant
	Quoted	observable	unobservable
	prices	inputs	inputs		Total
Investment Type	(000)	(000)	(000)		(000)
Short-Term Investment
Investment Company	$4,171	$—	$—		$4,171
Total	$8,419	$504,979	$10,802	**	$524,200

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the Levels as of the end of the period. As of June 30,2010, the Fund did not have any significant investments transfer between valuation levels.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common
	Stocks
	(000)
Balance as of 12/31/09	$—	**
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	4,333
Transfers in for Level 3	6,469
Transfers out of Level 3	—
Balance as of 6/30/10	$10,802	**
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 6/30/10.	$—

** Includes a security which is valued at zero.

Portfolio Composition

Percentage of
Classification	Total Investments
Commercial Banks	19.4%
Pharmaceuticals	10.1
Machinery	8.6
Information Technology Services	8.3
Media	6.3
Oil, Gas & Consumable Fuels	6.3
Construction & Engineering	5.7
Metals & Mining	5.7
Electric Utilities	5.4
Food Products	5.4
Other*	18.0
Short-Term Investment	0.8
Total Investments	100.0%

* Industries representing less than 5% of total investments.

8	The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2010

Financial Statements

Statement of Assets and Liabilities

	June 30, 2010
	(unaudited)
	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $444,214)	$520,029
Investment in Security of Affiliated Issuer, at Value (Cost $4,171)	4,171
Total Investments in Securities, at Value (Cost $448,385)	524,200
Foreign Currency, at Value (Cost $25,027)	24,877
Cash	5
Receivable for Investments Sold	4,143
Dividends Receivable	1,848
Capital Gain Country Tax Receivable	226
Receivable from Affiliate	1
Other Assets	18
Total Assets	555,318
Liabilities:
Payable for Investments Purchased	1,179
Payable for Investment Advisory Fees	482
Payable for Custodian Fees	275
Payable for Directors’ Fees and Expenses	143
Payable for Professional Fees	119
Payable for Administration Fees	16
Payable for Transfer Agent Fees	1
Other Liabilities	—	@
Total Liabilities	2,215
Net Assets Applicable to 22,330,895 Issued and Outstanding $.01 Par Value Shares (100,000,000 Shares Authorized)	$553,103
Net Asset Value Per Share	$24.77
Net Assets Consist of:
Common Stock	$223
Paid-in-Capital	455,482
Undistributed Net Investment Income	83
Accumulated Net Realized Gain	22,042
Unrealized Appreciation (Depreciation) on:
Investments	75,406
Foreign Currency Translations	(133)
Net Assets	$553,103

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	9

Morgan Stanley India Investment Fund, Inc.

June 30, 2010

Financial Statements (cont’d)

Statement of Operations

Six Months Ended
June 30, 2010
(unaudited)
(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$3,859
Dividends from Security of Affiliated Issuer	1
Interest from Securities of Unaffiliated Issuers	20
Total Investment Income	3,880
Expenses:
Investment Advisory Fees (Note B)	2,966
Custodian Fees (Note F)	431
Administration Fees (Note C)	216
Professional Fees	119
Directors’ Fees and Expenses	56
Stockholder Reporting Expenses	21
Stockholder Servicing Agent Fees	4
Other Expenses	7
Total Expenses	3,820
Waiver of Administration Fees (Note C)	(128)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	3,691
Net Investment Income	189
Realized Gain (Loss):
Investments Sold	50,577
Foreign Currency Exchange Contracts	969
Foreign Currency Transactions	(305)
Net Realized Gain	51,241
Change in Unrealized Appreciation (Depreciation):
Investments	(28,246)
Foreign Currency Translations	(244)
Change in Unrealized Appreciation (Depreciation)	(28,490)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	22,751
Net Increase in Net Assets Resulting from Operations	$22,940

10	The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2010

Financial Statements (cont’d)

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2010	December 31,
	(unaudited)	2009
	(000)	(000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$189	$(775)
Net Realized Gain	51,241	15,801
Net Change in Unrealized Appreciation (Depreciation)	(28,490)	207,049
Net Increase in Net Assets Resulting from Operations	22,940	222,075
Capital Share Transactions:
Common Stock Issued Through Rights Offering (2,674,213 shares, net of expenses of $275,000)	—	50,856
Reinvestment of Distributions (90,570 shares)	—	1,163
Expenses Recouped from the 2009 Rights Offering	48	—
Net Increase in Net Assets Resulting from Capital Share Transactions	48	52,019
Total Increase	22,988	274,094
Net Assets:
Beginning of Period	530,115	256,021
End of Period (Including Undistributed Net Investment Income (Loss) of $83 and $(106))	$553,103	$530,115

The accompanying notes are an integral part of the financial statements.	11

Morgan Stanley India Investment Fund, Inc.

June 30, 2010

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30,		Year Ended December 31,
	2010 (unaudited)		2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$23.74		$13.08		$56.81	$46.29	$37.33	$29.09
Net Investment Income (Loss)†	0.01		(0.04)		(0.16)	(0.18)	(0.06)	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.02		10.90		(33.18)	27.38	14.32	12.18
Total from Investment Operations	1.03		10.86		(33.34)	27.20	14.26	12.24
Distributions from and/or in excess of:
Net Investment Income	—		—		(0.20)	(0.16)	—	(0.28)
Net Realized Gain	—		—		(10.19)	(16.64)	(5.30)	(3.60)
Total Distributions	—		—		(10.39)	(16.80)	(5.30)	(3.88)
Dilutive Effect of Shares Issued through Rights Offering and Offering Costs	—	‡	(0.20)		—	—	—	(0.12)
Anti-Dilutive Effect of Share Repurchase Program	—		—		0.00 ‡	0.12	—	—
Net Asset Value, End of Period	$24.77		$23.74		$13.08	$56.81	$46.29	$37.33
Per Share Market Value, End of Period	$22.16		$22.61		$12.50	$54.89	$50.82	$37.35
TOTAL INVESTMENT RETURN:
Market Value	(1.99	)%#	80.88%		(64.72)%	45.29%	51.73%	32.57%
Net Asset Value(1)	4.34	%#	81.50%		(64.33)%	65.09%	38.28%	41.02%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$553,103		$530,115		$256,021	$1,108,419	$920,926	$740,050
Ratio of Expenses to Average Net Assets(2)	1.36%	+*	1.42%	+	1.46% +	1.33% +	1.35%	1.38%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	0.08%	+*	(0.21)	%+	(0.51) %+	(0.33) %+	(0.13)%	0.17%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00	%§	0.00%§	0.00%§	N/A	N/A
Portfolio Turnover Rate	35	%#	91%		60%	60%	34%	32%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived:
Ratio of Expenses to Average Net Assets	1.41%	+*	1.47%	+	1.51% +	1.39% +	1.40%	1.43%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.03%	+*	(0.26)	%+	(0.56) %+	(0.39) %+	(0.18)%	0.12%

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
+

The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005% .
#	Not annualized.
*	Annualized.

12	The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements

The Morgan Stanley India Investment Fund, Inc. (the “Fund”) was incorporated in Maryland on December 22, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investments primarily in equity securities of Indian Issuers.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Securities listed on a foreign exchange are valued at their closing price except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determine such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Indian rupees are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•                  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•                  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign

Morgan Stanley India Investment Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consist of Indian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to its smaller size, less liquidity and greater volatility, the Indian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indian issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and are accomplished, in certain cases, only through physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions.

3.              Derivatives: The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Advisor seek to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of

Morgan Stanley India Investment Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Futures: In respect to futures, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected as part of “Due from (to) Broker” on the Statement of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

P-Notes: P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When the P-note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. In addition, there can be no assurance that the trading price of P-notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security.

Foreign Currency Forward Contracts: In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Fund as

Morgan Stanley India Investment Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

unrealized gain or loss. The Fund records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Over-the-Counter Trading: Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of non-performance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and ask prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund adopted the provisions of FASB ASC 815, “Derivatives and Hedging: Overall” (“ASC 815”) (formerly known as SFAS 161). ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The following table sets forth by primary risk exposure the Fund’s realized gains (losses) by type of derivative contract for the six months ended June 30, 2010 in accordance with ASC 815.

Realized Gain (Loss)
	Derivative	Value
Primary Risk Exposure	Type	(000)
Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$969

4.              Restricted Securities: The Fund may invest in unregistered or otherwise restricted securities. The term restricted securities refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

5.              Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely

Morgan Stanley India Investment Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•                  Level 1 — quoted prices in active markets for identical securities

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

6.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Assets and Liabilities Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes, if any.

B.    Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “U.S. Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.10% of the Fund’s average weekly net assets.

The U.S. Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Company (the “Sub-Adviser”), a wholly-owned subsidiary of Morgan Stanley.

Morgan Stanley India Investment Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

The Sub-Adviser provides the Fund with investment advisory services subject to the overall supervision of the U.S. Adviser and the Fund’s Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the U.S. Adviser receives from the Fund.

C.    Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. MS Investment Management has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended June 30, 2010, approximately $128,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee. Prior to May 24, 2010, JPMorgan Investor Services Co. (“JPMIS”) provided certain administrative services to the Fund. For such services, the Administrator paid JPMIS a portion of the fee the administrator received from the Fund.

Multiconsult, Ltd., whose registered office is in Mauritius, provides sub-administrative services to the Fund, including maintaining certain Fund records and preparing certain periodic filings, under an agreement whereby Multiconsult is paid a fee of $22,000 per annum.

D.    Custodian Fees: State Street Bank and Trust Company (the “Custodian”) and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Prior to May 24, 2010, JPMorgan Chase Bank, N.A. served as custodian for the Fund in accordance with the custodian agreement.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. If applicable, these custodian credits are shown as “Expense Offset” in the Statement of Operations.

E.     Directors’ Fees and Expenses: The Fund pays each of its Directors an annual fee of $15,000. Each non-Mauritian Independent Director will receive a fee of $10,000 for each meeting such Director attends in Mauritius.

F.     Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

Effective October 1, 2004 there is no capital gains tax in India for long-term investments in specified securities executed on a recognized stock exchange on which securities transaction tax is paid. The current rate of capital gains tax for short-term investments is 15.836% for transactions conducted through a recognized stock exchange and on which securities transaction tax is paid. The Fund invests in India through a registered branch office established in Mauritius and, as a result, obtains the benefits under the double taxation treaty between Mauritius and India (“Treaty”). To obtain benefits under the Treaty, the

Morgan Stanley India Investment Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for Treaty purposes. A fund which is a tax resident in Mauritius under the Treaty but has no branch or permanent establishment in India will not be subject to capital gains tax in India on the sale of securities. The dividend income from Indian companies are exempt from Indian income tax. The Fund currently is subject to and accrues Indian tax on interest earned on Indian securities at 21.115%. The Treaty benefits accorded to foreign investors were challenged by a nongovernmental organization and the matter was litigated before India’s Supreme Court (the highest court in India). In October 2003, India’s Supreme Court upheld the validity of Treaty benefits accorded to foreign investors on the basis of a certificate of residence issued by Mauritian authorities (such as the one obtained by the Fund).

FASB ASC 740-10 “Income Taxes — Overall” (formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2009 and 2008 was as follows:

2009 Distributiions		2008 Distributiions
Paid From:		Paid From:
(000)		(000)
	Long-Term		Long-Term
Ordinary	Capital	Ordinary	Capital
Income	Gain	Income	Gain
$—	$—	$21,864	$181,029

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2009:

Undistributed
(Distributions in
Excess of)	Accumulated
Net Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$835	$(489)	$(346)

At December 31, 2009, the Fund had no distributable earnings on a tax basis.

At June 30, 2010, the U.S. Federal income tax cost basis of investments was approximately $448,385,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes

Morgan Stanley India Investment Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

was $75,815,000 of which $97,946,000 related to appreciated securities and $22,131,000 related to depreciated securities.

At December 31, 2009, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $22,992,000 to offset against future capital gains which will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

G.            Security Transactions and Transactions with Affiliates: The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2010, advisory fees paid were reduced by approximately $1,000 relating to the Fund’s investment in the Liquidity Funds.

A summary of the Fund’s transactions in shares of the Liquidity Funds during the six months ended June 30, 2010 is as follows:

Market				Market
Value				Value
December 31,	Purchases	Sales	Dividend	June 30,
2009	at Cost	Proceeds	Income	2010
(000)	(000)	(000)	(000)	(000)
$2,296	$20,611	$18,736	$1	$4,171

During the six months ended June 30, 2010, the Fund made purchases and sales totaling approximately $183,376,000 and $190,410,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments.

During the six months ended June 30, 2010, the Fund incurred approximately $22,000 and $16,000 in brokerage commissions with Morgan Stanley & Co. Incorporated and Citigroup, Inc., respectively, affiliated broker/dealers.

H.    Other: Future economic and political developments in India could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. In addition, the Fund’s ability to hedge its currency risk is limited and accordingly, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

On July 6, 2009, the Fund commenced a rights offering and issued to stockholders as of June 30, 2009 one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. Four rights entitled the stockholder to purchase one share of common stock at the subscription price. The rights entitled stockholders to subscribe for an aggregate of 4,914,170 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 1,228,542 shares, for an aggregate total of 6,142,712 shares. The offer expired on July 22, 2009. The Fund sold 2,674,213 shares at the subscription price per share of $19.12 (representing the Fund’s net asset value per share on the expiration date of the offer). The total proceeds of the rights offering were $51,130,953 and the Fund incurred costs of approximately $227,000.

On August 10, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares trade from their net asset value. During the year ended June 30, 2010, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 8,941,882 of its shares at an average discount of 26.84% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will

Morgan Stanley India Investment Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

further the accomplishment of the foregoing objectives, subject to review by the Directors.

I.      Supplemental Proxy Information (unaudited): On June 16, 2010, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

Director	For	Withheld
Fergus Reid	14,206,067	1,858,084
Randy Takian	14,279,713	1,784,438

J.     Subsequent Events: In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements.

K.    Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

For More Information About Portfolio Holdings (unaudited)

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling toll free 1 (800) 231-2608.

Morgan Stanley India Investment Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

Proxy Voting Policy and Procedures and Proxy Voting Record (unaudited)

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s web site at www.sec.gov.

Morgan Stanley India Investment Fund, Inc.

June 30, 2010 (unaudited)

Portfolio Management

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s Portfolio are James Cheng, a Managing Director of the Sub-Adviser, and Ruchir Sharma, a Managing Director of the U.S. Adviser.

Mr. Cheng has been associated with the Sub-Adviser in an investment management capacity since July 2006 and began managing the Fund in February 2009. Prior to July 2006, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management. Mr. Sharma has been associated with the U.S. Adviser in an investment management capacity since 1996 and began managing the Fund in January 2001.

Morgan Stanley India Investment Fund, Inc.

June 30, 2010 (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley India Investment Fund, Inc.

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1 (800) 231-2608

Morgan Stanley India Investment Fund, Inc.

June 30, 2010 (unaudited)

U.S. Privacy Policy

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•                  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•                  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•                  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•                  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•                  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help

Morgan Stanley India Investment Fund, Inc.

June 30, 2010 (unaudited)

U.S. Privacy Policy (cont’d)

to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your

Morgan Stanley India Investment Fund, Inc.

June 30, 2010 (unaudited)

U.S. Privacy Policy (cont’d)

account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•                  Calling us at (800) 231-2608

Monday–Friday between 9a.m. and 6p.m. (EST)

•                  Writing to us at the following address:

Morgan Stanley Closed-End Privacy Department

Harborside Financial Center, Plaza Two, 3rd Floor

Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Morgan Stanley India Investment Fund, Inc.

June 30, 2010 (unaudited)

U.S. Privacy Policy (cont’d)

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department

Harborside Financial Center, Plaza Two, 3rd Floor

Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Morgan Stanley India Investment Fund, Inc.

Directors	Officers
Gaetan Bouic	Stefanie V. Chang Yu
Chairman of the Board	Vice President

M.J. Marcel Vivian	Francis J. Smith
Descroizilles	Treasurer and Principal Financial Officer

Joseph J. Kearns	Mary Ann Picciotto
Chief Compliance Officer
Ravindranath Santosh
Kumar Hazareesing	Mary E. Mullin
Secretary
Fergus Reid

Randy Takian
Director, President and Principal Executive Officer

Investment Adviser and Administrator
Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, MA 02111

Stockholder Servicing Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, Massachusetts 02021

Legal Counsel
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2010 Morgan Stanley

CEIIFSAN IU10-03076P-Y06/10

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORGAN STANLEY INDIA INVESTMENT FUND, INC.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
August 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Ronald E. Robison
Principal Executive Officer
August 17, 2010

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 17, 2010